Exhibit 10.12

                                STEIN MART, INC.
                                2001 OMNIBUS PLAN

               RESTRICTED SHARE AWARD AGREEMENT FOR KEY EMPLOYEES

         THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between STEIN MART, INC., a Florida corporation ("Company"), and the Key Employee of the Company whose signature is set forth on the signature page hereof (the "Key Employee").

                               W I T N E S S E T H

         WHEREAS, the Company has adopted the Stein Mart, Inc. 2001 Omnibus Plan ("Plan"), the terms of which, to the extent not stated herein, are specifically incorporated by reference in this Agreement;

         WHEREAS, the purpose of the Plan is to permit Awards under the Plan to be granted to certain Key Employees of the Company and its Affiliates and to further specify the terms and conditions under which such individuals may receive such Awards;

         WHEREAS, the Key Employee is now employed or engaged by the Company or an Affiliate in a key employee capacity and the Company desires him or her to remain in such capacity, and to secure or increase his or her ownership of Shares in order to increase his or her incentive and personal interest in the success and growth of the Company; and

         WHEREAS, defined terms used herein and not otherwise defined herein shall have the meanings set forth in the Plan.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

         1. Restricted Share Grant. Subject to the terms and conditions set forth herein, the Company hereby grants to the Key Employee the number of restricted shares (the "Restricted Shares") of the Company's common stock set forth on the signature page hereof, at the value per Share set forth on the signature page hereof. .

         2. Nontransferability of Shares. The Restricted Shares are not transferable other than by will or by the laws of descent and distribution.

         3.   Risk of Forfeiture; Vesting.

              (a) The Restricted Shares are subject to a substantial risk of forfeiture and the risk of forfeiture is removed and the Restricted Shares become vested (the "Vesting") in the Key Employee, except as provided below, only if the Key Employee remains employed by the Company or its Affiliates for seven (7) years following the day

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of this Grant;  provided,  however, that the Vesting will occur as of the end of the Company's fiscal year which includes the second annual anniversary of the day of this Grant if the Company's fully diluted earnings per share for that fiscal year equals or exceed the GPS Goal shown on the signature page of this Grant.

              (b) Notwithstanding the foregoing, if the Key Employee's employment with the Company and all Affiliates is terminated because of death or Total Disability (as such terms are defined below) on or after the date hereof the Restricted Shares will vest and the risk of forfeiture with respect thereto will thereupon be removed.

         4. Certificate Retained. The certificate evidencing the Restricted Shares that are the subject of this Grant will be held by the Company in safekeeping and delivered to the Key Employee upon vesting as described above. If the Restricted Shares are forfeited, then the Company retains the right to cause the certificate to be cancelled of record and the Restricted Shares shall thereupon be cancelled and no longer outstanding.

         5. Rights As Stockholder. The Key Employee shall have all rights as a holder of the Restricted Shares until and unless the Restricted Shares are forfeited and cancelled as provided above.

         6. Tax Withholding. (a) It shall be a condition of the Grant of the Restrictive Shares provided herein that the Key Employee, and the Key Employee agrees, that the Key Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income, employment or other taxes incurred by reason of the Grant provided herein or the Vesting thereof. The amount that will be due from the Key Employee, if any, will be determined at the time the risk of forfeiture is removed and Vesting occurs, or if a Section 83(b) election (defined below) is made, as of the date of this Grant.

              (b) In the event that a Section 83(b) election is not made, the Key Employee may elect to have the Company withhold that number of Restricted
Shares otherwise deliverable to the Key Employee upon the Vesting of the Restricted Shares or to deliver to the Company a number of Shares, in each case, having a Fair Market Value on the date of Vesting equal to the minimum amount required to be withheld as a result of such exercise. The election must be made in writing and must be delivered to the Company prior to the date of Vesting. If the number of shares so determined shall include a fractional share, the Key Employee shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the committee and shall be subject to disapproval, in whole or in part by the Committee.

              (c) The Key Employee has reviewed with the Key Employee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Key Employee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Key Employee understands that the Key Employee (and not the Company) shall be

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responsible  for the Key Employee's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Key Employee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the fair market value of the Restricted Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the Vesting conditions set forth in Section 3 hereof. The Key Employee understands that the Key Employee may elect to be taxed at the time the Restricted Shares are granted under this Agreement rather than when they become Vested and no longer subject to a substantial risk of forfeiture by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of Grant.

         THE KEY EMPLOYEE ACKNOWLEDGES THAT IT IS THE KEY EMPLOYEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF THE KEY EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE KEY EMPLOYEE'S BEHALF.

         7. Powers of Company Not Affected. The existence of the Restricted Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combinations, subdivision or reclassification of the Shares or any reorganization, merger, consolidation, business combination, exchange of Shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Option Stock or the rights thereof or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of the Company or any Affiliate, or interfere with or limit in any way the right of the Company or any Affiliate to terminate the Key Employee's employment at any time.

         8. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Key Employees awarded Option Stock.

         9. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein between residents thereof.

              (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

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


         (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

         (d) Any notice, filing or delivery hereunder or with respect to Restricted Shares shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 1200 Riverplace Boulevard, Jacksonville, Florida 32202, Attention Corporate Secretary. All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

         (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the personal benefit of the Key Employee, the Beneficiary and the personal representative(s) and heirs of the Key Employee.

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


         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Key Employee has hereunto affixed his hand, all on the day and year set forth below.



                               STEIN MART, INC.


                               By:
                                   ---------------------------------------------

                                      Its: President and Chief Executive Officer
                                         ---------------------------------------

                               -------------------------------------------------
                               Key Employee [Signature]

                               [Print Name]:
                                            ------------------------------------



No. of Restricted Shares :
                            --------------

Per Share Fair Market Value:
                             --------------

EPS Goal:
          --------------

Grant Date:
             ------------------------------




TO ACKNOWLEDGE RECEIPT OF THIS INFORMATION, SIGN ABOVE & RETURN ONE COPY OF THIS SIGNATURE PAGE TO:
     Stein Mart, Inc.
     Attn:  James G. Delfs
     1200 Riverplace Blvd.
     Jacksonville, FL  32207

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